UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 6, 2014

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    On May 6, 2014, the Board of Directors amended the Bylaws of the Company to formalize and clarify certain matters relating to the position of Lead Independent Director.  The amendments are described below:

1.              A new Bylaw 17 was added (with the subsequent Bylaw provisions renumbered accordingly) to explicitly state that the Board of Directors may, at their discretion, appoint a Lead Independent Director and that the Lead Independent Director shall have the duties assigned in the Bylaws and any other powers and duties assigned from time to time by the Board of Directors or Chairman of the Board.

2.              Bylaws 9, 21, 24, 34 and 35 were amended to add the language “if one shall be appointed by the Board of Directors” after “Lead Independent Director.”

3.              Bylaws 9 and 24 were also amended to clarify that the Chairman of the Board may designate another member of the Board of Directors to serve as chairman of a stockholders meeting or Board meeting, respectively, in “the absence” of (as opposed to in “place” of) the Chairman of the Board and the Lead Independent Director.

A copy of the revised Bylaws, effective May 6, 2014, is attached to this report as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of the Company was held on May 6, 2014.

(b) Stockholders voted on the matters set forth below.

Item 1. The stockholders elected each of the Company’s 11 nominees to serve as directors of the Company until the 2015 Annual Meeting based upon the following votes:

				Broker
	For	Against	Abstain	Non-Vote
Lamberto Andreotti	1,135,804,045	12,741,806	4,536,891	276,105,853
Lewis B. Campbell	1,057,931,459	90,719,776	4,431,507	276,105,853
James M. Cornelius	1,115,761,341	32,994,092	4,327,309	276,105,853
Laurie H. Glimcher, M.D.	1,104,454,682	44,459,217	4,168,843	276,105,853
Michael Grobstein	1,104,336,695	44,267,096	4,478,951	276,105,853
Alan J. Lacy	1,115,356,496	33,231,752	4,494,494	276,105,853
Thomas J. Lynch, Jr., M.D.	1,139,514,323	9,433,601	4,134,818	276,105,853
Dinesh C. Paliwal	1,109,606,402	38,854,478	4,621,862	276,105,853
Vicki L. Sato, Ph.D.	1,104,915,095	44,013,108	4,154,539	276,105,853
Gerald L. Storch	1,106,543,481	41,993,979	4,545,282	276,105,853
Togo D. West, Jr.	1,106,736,389	41,170,406	5,175,947	276,105,853

Item 2. The appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for 2014 was ratified based upon the following votes:

For	Against	Abstain
1,368,813,986	54,738,855	5,635,754

Item 3. The management proposal on the advisory vote to approve the compensation of our named executive officers was approved based upon the following votes:

			Broker
For	Against	Abstain	Non-Vote
992,002,769	149,142,722	11,937,251	276,105,853

Item 4. The stockholder proposal on simple majority vote received the following votes:

			Broker
For	Against	Abstain	Non-Vote
923,746,571	162,519,148	66,813,697	276,109,178

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1                 Bylaws, effective as of May 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: May 12, 2014	By:	/s/ Sandra Leung
Name: Sandra Leung
Title: General Counsel and Corporate Secretary